                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 26 day of March, 1997.

                                              /s/ JOSEPH E. KASPUTYS
                                              ----------------------------------
                                              Joseph E. Kasputys

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of January, 1997.

                                              /s/ STEPHEN H. CURRAN
                                              ----------------------------------
                                              Stephen H. Curran

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 2nd day of January, 1997.

                                              /s/ WILLIAM J. SWIFT III
                                              ----------------------------------
                                              William J. Swift III

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of January, 1997.

                                              /s/ MICHAEL R. KARGULA
                                              ----------------------------------
                                              Michael R. Kargula

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 20th day of January, 1997.

                                              /s/ PATRICK G. RICHMOND
                                              ----------------------------------
                                              Patrick G. Richmond

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 13th day of January, 1997.

                                              /s/ JOHN C. HOLT
                                              ----------------------------------
                                              John C. Holt

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of January, 1997.

                                              /s/ PATRICIA McGINNIS
                                              ----------------------------------
                                              Patricia McGinnis

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of January, 1997.

                                              /s/ STEVEN LAZARUS
                                              ----------------------------------
                                              Steven Lazarus

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of January, 1997.

                                              /s/ CONSTANCE K. WEAVER
                                              ----------------------------------
                                              Constance K. Weaver

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 31st day of January, 1997.

                                              /s/ KEVIN J. BRADLEY
                                              ----------------------------------
                                              Kevin J. Bradley

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of January, 1997.

                                              /s/ IRA HERENSTEIN
                                              ----------------------------------
                                              Ira Herenstein

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         That the undersigned Director or Officer of Primark Corporation, a Michigan corporation, does hereby constitute and appoint Joseph E. Kasputys, Stephen H. Curran and Michael R. Kargula, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned as such Director or Officer, an Annual Report on Form 10-K, for the year ended December 31, 1996, under the Securities and Exchange Act of 1934, of said Corporation, and all amendments to such Annual Report on Form 10-K; hereby granting to such attorney and agents, and each of them, full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorneys and agents, or any of them may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have executed this Power of Attorney this 15th day of January, 1997.

                                              /s/ JONATHAN NEWCOMB
                                              ----------------------------------
                                              Jonathan Newcomb